LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
176761	BLACK ROCK CAPITAL LLC		06/18/10	DRE

NOTE AMOUNT	INDEX (W/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$3,475,304.58	First State Bank Reference Rate plus 2.750%	6.039%	06/18/13	Commercial

Creditor Use Only

PROMISSORY NOTE AND SECURITY AGREEMENT

(Commercial - Draw)

DATE AND PARTIES. The date of this Promissory Note and Security Agreement (Loan Agreement) is June 18, 2010. The parties and their addresses are:

LENDER:

FIRST STATE BANK

101 S Center

P O Box 320

Lonoke, AR 72086

Telephone: (501) 676-3106

BORROWER:

BLACK ROCK CAPITAL LLC

an Arkansas Limited Liability Company

101 SOUTH CENTER

LONOKE, AR 72086

ERNEST A. BARTLETT

24224 KANIS ROAD

LITTLE ROCK, AR 72223

ALAN W BARKSDALE

141 FALATA CIRCLE

LITTLE ROCK, AR 72223

1. DEFINITIONS. As used in this Loan Agreement, the terms have the following meanings:

A. Pronouns.  The pronouns “I,” “ma,” and "my" refer to each Borrower signing this Loan Agreement, individually and together. "You" and "Your" refer to the tender.

B. Loan Agreement. Loan Agreement refers to this combined Note and Security Agreement and any extensions, renewals, modifications and substitutions of this Loan Agreement.

C. Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Loan Agreement.

D. Loan Documents. Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

E. Property. Property is any property, real, personal or Intangible, that secures my performance of the obligations of this Loan.

F. Percent. Rates and rate change limitations are expressed as annualized percentages.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, amounts advanced from time to time under the terms of this Loan Agreement up to the maximum total principal balance of $3,475,304.58 (Principal), plus interest from the date of disbursement, on the unpaid outstanding Principal balance until this Loan Agreement is paid in full and you have no further obligations to make advances to me under the Loan.

All advances made will be made subject to all other terms and conditions of the Loan.

3. INTEREST. Interest will accrue on the unpaid Principal balance of this Loan Agreement at the rate of 6.039 percent (Interest Rate) until June 19, 2010, after which time it may change as described in the Variable Rate subsection.

A. Interest After Default. If you declare a default under the terms of the Loan, including for failure to pay in full at maturity, you may increase the Interest Rate payable on the outstanding Principal balance of this Loan Agreement. In such event, interest will accrue on the outstanding Principal balance at 18.000 percent until paid in full.

B. Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Loan Agreement will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

C. Statutory Authority. The amount assessed or collected on this Loan Agreement is authorized by the Arkansas usury laws under Ark. Const, art, XIX, § 13(d)(i), provided such laws are not otherwise preempted by federal laws and regulations.

D. Accrual. Interest accrues using an Actual/360 days counting method.

E. Variable Rate. The Interest Rate may change during the term of this transaction.

(1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: First State Bank Reference Rate.

The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this Loan Agreement will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index, You will give me notice of your choice.

BLACK ROCK CAPITAL LLC
Arkansas Promissory Note and Security Agreement		Initials_____
AR/4apearson00139700006828031061710N	Wolters Kluwer Financial Services ©1996, 2010 Bankers Systems™	Page 1

(2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change June 19, 2010 and daily thereafter.

(3) Calculation Of Change. On each Change Date you will calculate the Interest Rate, which will be the Current Index plus 2.750 percent. The result of this calculation will be rounded to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The Interest Rate and other charges on this Loan Agreement will never exceed the highest rate or charge allowed by law for this Loan Agreement.

(4) Limitations. The Interest Rate changes are subject to the following limitations:

(a) Lifetime. The Interest Rate will never be greater than 25.000 percent.

(5) Effect Of Variable Rate. A change in the Interest Rate will have the following effect on the payments: The amount of scheduled payments will change.

4. ADDITIONAL CHARGES. As additional consideration, I agree to pay, or have paid, the fees and charges listed on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Loan Agreement.

5. REMEDIAL CHARGES. In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment. Additional remedial charges may be described elsewhere in this Loan Agreement.

A. Late Charge. If a payment is more than 10 days late, I will be charged 10.000 percent of the Amount of Payment or $20.00, whichever is greater. However, this charge will not be greater than $200.00. I will pay this late charge promptly but only once for each late payment.

6. GOVERNING AGREEMENT. This Loan Agreement is further governed by the Commercial Loan Agreement executed between you and me as a part of this Loan, as modified, amended or supplemented. The Commercial Loan Agreement states the terms and conditions of this Loan Agreement, including the terms and conditions under which the maturity of this Loan Agreement may be accelerated. When I sign this Loan Agreement, I represent to you that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

7. PURCHASE MONEY SECURITY INTEREST. This Loan creates a Purchase Money Security Interest to the extent you are making advances or giving value to me to acquire rights in or the use of collateral and I in fact use the value given for that purpose. Purchase Money Loan means any loan or advance used to acquire rights in or the use of any Property. The portion of the Property purchased with loan proceeds will remain subject to the Purchase Money Security Interest until the Secured Debts are paid in full. I authorize you, at your option, to disburse the loan proceeds directly to the seller of the Property. Payments on any non-Purchase Money Loan also secured by this Loan will not be applied to the Purchase Money Loan. Payments on the Purchase Money Loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired. If the purchase money Property was acquired at the same time, then payments will be applied in the order you select. No security interest will be terminated by application of this formula. You may include the name of the seller on the check or draft for this Loan Agreement.

8. PAYMENT. I agree to pay this Loan Agreement on demand, but if no demand is made, I agree to pay as follows: This loan agreement is due and payable in three (3) annual installment payments of principal, plus accrued interest. The payments are based on a seven (7) year amortization. The first payment will be due and payable on June 18, 2011 In the sum of $1,000,000.00 principal and interest. The second payment will be due and payable on June 18, 2012 in the sum of $1,100,000.00 principal and interest. The final payment of all remaining principal, interest and fees will be due and payable on demand, but if no demand is made, on June 18, 2013

Payments will be rounded to the nearest $.01. With the final payment also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will instead be made on the last day of such month.

9. PREPAYMENT. I may prepay this Loan in full or in part at any time. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

10. LOAN PURPOSE. The purpose of this Loan is PURCHASE WORKING INTEREST IN VILLARREAL OIL & GAS WELLS IN ZAPATA COUNTY TEXAS.

11. ADDITIONAL TERMS. 1. THE UNDERSIGNED AGREES THAT THIS NOTE AND ALL PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ARKANSAS AND FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, THE MAXIMUM INTEREST RATE OR AMOUNT OF INTEREST, DISCOUNT POINTS, FINANCE CHARGES, OR OTHER SIMILAR CHARGES ALLOWED BY THE PROVISIONS OF SECTION 731 OF THE GRAMM-LEACH-BLILEY ACT OF 1999, WHICH AMENDED SECTION 44 OF THE FEDERAL DEPOSIT INSURANCE ACT, BEING CODIFIED AT 12 U.S.C. 1831U(F).

2. BANK AND BORROWER AGREE THAT BANK WILL LOCK BOX ALL THE FUNDS FROM NET PRODUCTION DUE BLACK ROCK CAPITAL, LLC. FUNDS RECEIVED ABOVE THE MINIMUM PAYMENTS DUE AS STATED IN THE PROMISSORY NOTE DATED JUNE 18, 2010 WILL BE PLACED IN AN INTEREST BEARING ACCOUNT WITH FIRST STATE BANK. ON A QUARTERLY BASIS, BEGINNING SEPTEMBER 18, 2010, FIRST STATE BANK WILL REVIEW THE DEPOSIT ACCOUNT AND EXTRA FUNDS WILL BE DISBURSED TO FIRST STATE BANK DEBT IN THE NAME OF BAMCO GAS, LLC. AS GAS PRICES INCREASE OR DECREASE, THE BANK WILL MAKE THE CHANGES TO THE PAYMENT STREAM TO MAINTAIN THE MINIMUM PAYMENTS.

12. SECURITY. The Loan Is secured by Property described in the SECURITY AGREEMENT section, and by separate security Instruments prepared together with this Loan Agreement as follows:

Document Name	Parties to Document	Date of Security Document

Security Agreement - BLACK ROCK CAPITAL LLC	BLACK ROCK CAPITAL LLC	June 18, 2010

Deed Of Trust	BLACK ROCK CAPITAL LLC	June 18, 2010

Mortgage -	FEQ REALTY LLC	June 18, 2010

13. SECURITY AGREEMENT.

A. Secured Debts. This Security Agreement will secure the following debts (Secured Debts), together with all extensions, renewals, refinancings, modifications and replacements of these debts:

(1) Sums Advanced under the terms of this Loan Agreement. All sums advanced and expenses incurred by you under the terms of this Loan Agreement.

BLACK ROCK CAPITAL LLC
Arkansas Promissory Note and Security Agreement		Initials_____
AR/4apearson00139700006828031061710N	Wolters Kluwer Financial Services ©1996, 2010 Bankers Systems™	Page 2

(2) All Debts. All present and future debts of all Borrowers owing to you, even if this Security Agreement is not specifically referenced, the future debts are also secured by other collateral, or if the future debt is unrelated to or of a different type than this debt. If more than one person signs this Security Agreement, each agrees that it will secure debts incurred either individually or with others who may not sign this Security Agreement. Nothing in this Security Agreement constitutes a commitment to make additional or future loans or advances. Any such commitment must be in writing.

This Security Agreement will not secure any debt for which you fail to give any required notice of the right of rescission. This Security Agreement will not secure any debt for which a non-possessory, non-purchase money security interest is created in "household goods" in connection with a "consumer loan," as those terms are defined by federal law governing unfair and deceptive credit practices.

B. Security Interest. To secure the payment and performance of the Secured Debts, I give you a security interest in all of the Property described in this Security Agreement that I own or have sufficient rights In which to transfer an Interest, now or in the future, wherever the Property is or will be located, and all proceeds and products from the Property (including, but not limited to, all parts, accessories, repairs, replacements, improvements, and accessions to the Property), Property is all the collateral given as security for the Secured Debts and described in this Security Agreement, and Includes all obligations that support the payment or performance of the Property. "Proceeds" Includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.

This Security Agreement remains In effect until terminated in writing, even if the Secured Debts are paid and you are no longer obligated to advance funds to me under any loan or credit agreement.

C. Property Description. The Property subject to this Security Agreement is described as follows:

(1) Accounts and Other Rights to Payment. All rights I have now or in the future to payments including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned, whether or not I have earned such payment by performance. This Includes any rights and interests (including all liens and security interests) which I may have by law or agreement against any Account Debtor or obligor of mine.

(2) Minerals. All minerals and as-extracted collateral. Including oil and gas, and mineral rights of every type I own now or In the future. The oil and gas will be financed at the wellhead or minehead of the well or mine located on: SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED BY REFERENCE HEREIN.,

(3) Specific Property. THE OIL AND GAS LEASES, LEASEHOLD INTERESTS, RIGHTS AND INTERESTS ATTRIBUTABLE OR ALLOCABLE TO THE OIL AND GAS LEASES OR LEASEHOLD INTERESTS BY VIRTUE OF POOLING, UNITIZATION, COMMUNITIZATION, AND OPERATING AGREEMENTS, LICENSES, PERMITS AND OTHER AGREEMENTS, ALL MORE PARTICULARLY DESCRIBED ON EXHIBIT "A" HERETO, LIMITED AS TO THE LANDS AND DEPTHS INDICIATED ON EXHIBIT "A" (COLLECTIVELY, THE "LEASES"), TOGETHER WITH ASSIGNORS INTEREST IN AND TO ALL THE PROPERTY AND RIGHTS INCIDENT THERETO, INCLUDING BUT NOT LIMITED TO, ALL RIGHTS IN, TO AND UNDER ALL AGREEMENTS, PRODUCT PURCHASE AND SALE CONTRACTS, LEASES, PERMITS, RIGHTS-OF-WAY, EASEMENTS, LICENSES, FARMOUTS, OPTIONS, ORDERS, AND OTHER CONTRACTS OR AGREEMENTS OF A SIMILAR NATURE TO THE EXTENT SAME RELATE TO THE LEASES;

THE WELLS, EQUIPMENT, MATERIALS AND OTHER PERSONAL PROPERTY, FIXTURES AND IMPROVEMENTS ON THE LEASES AS OF THE EFFECTIVE DATE (AS HEREINAFTER DEFINED), APPURTENANT THERETO OR USED OR OBTAINED IN CONNECTION WITH THE LEASES OR WITH THE PRODUCTION, TREATMENT, SALE OR DISPOSAL OF HYDROCARBONS OR WASTE PRODUCED. THEREFROM OR ATTRIBUTABLE THERETO, AND ALL OTHER APPURTENANCES THEREUNTO BELONGING (THE "EQUIPMENT") PROVIDED, HOWEVER, THE EQUIPMENT SHALL NOT INCLUDE VEHICLES, COMMUNICATIONS EQUIPMENT, TOOLS, WAREHOUSE STOCK, COMPRESSORS OR LEASED EQUIPMENT LOCATED ON THE LEASES;

ALL UTILIZATION, COMMUNITIZATION, POOLING, AND OEPRATING AGREEMENTS, AND THE UNITS CREATED THEREBY WHICH RELATE TO THE LEASES OR INTERESTS THEREIN DESCRIBED ON EXHIBIT "A" OR WHICH RELATE TO ANY UNITS OR WELLS LOCATED ON THE LEASES, INCLUDING ANY AND ALL UNITS FORMED UNDER ORDERS. REGULATIONS, RULES, AND OTHER OFFICIAL ACTS OF THE GOVERNMENT AUTHORITY HAVING JURISDICTION, TOGETHER WITH ANY RIGHT, TITLE AND INTEREST CREATED THEREBY IN THE LEASES;

ALL OF ASSIGNORS RIGHTS TO CLAIM REVENUES OR GAS RESULTING FROM ANY UNDERPRODUCTION ATTRIBUTABLE TO ASSIGNOR'S INTEREST IN THE LEASES

ALL INTEREST IN EXISTING OIL AND GAS LEASES, ASSIGNMENTS, OPERATING AGREEMENTS, PRODUCT PURCHASE AND SALE CONTRACTS, LEASES, PREMITS, RIGHTS OF WAY, LICENSES, EASEMENTS, OPTIONS, ORDERS AND ANY AND ALL OTHER AGREEMENTS OR CONTRACTS ATTRIBUTABLE TO AND AFFECTING THE INTERESTS, INCLUDING BUT NOT LIMITED TO, ANY AND ALL OBLIGATIONS TO PAY AND DELIVER ROYALTIES, OVERRIDING ROYALTIES, NON-PARTICIPATING ROYALTIES. THE OIL AND GAS LEASES, LEASEHOLD INTERESTS, RIGHTS AND INTERESTS ATTRIBUTABLE OR ALLOCABLE TO THE OIL AND GAS LEASES OR LEASEHOLD INTERESTS BY VIRTUE OF POOLING, UNITIZATION, COMMUNITIZATION, AND OPERATING AGREEMENTS, LICENSES, PERMITS AND OTHER AGREEMENTS, ALL MORE PARTICULARLY DESCRIBED ON EXHIBIT "A" HERETO, LIMITED AS TO THE LANDS AND DEPTHS INDICIATED ON EXHIBIT "A" (COLLECTIVELY, THE "LEASES"), TOGETHER WITH ASSIGNORS INTEREST IN AND TO ALL THE PROPERTY AND RIGHTS INCIDENT THERETO, INCLUDING BUT NOT LIMITED TO, ALL RIGHTS IN, TO AND UNDER ALL AGREEMENTS, PRODUCT PURCHASE AND SALE CONTRACTS, LEASES, PERMITS, RIGHTS-OF-WAY, EASEMENTS, LICENSES, FARMOUTS, OPTIONS, ORDERS, AND OTHER CONTRACTS OR AGREEMENTS OF A SIMILAR NATURE TO THE EXTENT SAME RELATE TO THE LEASES;

THE WELLS, EQUIPMENT, MATERIALS AND OTHER PERSONAL PROPERTY, FIXTURES AND IMPROVEMENTS ON THE LEASES AS OF THE EFFECTIVE DATE (AS HEREINAFTER DEFINED), APPURTENANT THERETO OR USED OR OBTAINED IN CONNECTION WITH THE LEASES OR WITH THE PRODUCTION, TREATMENT, SALE OR DISPOSAL OF HYDROCARBONS OR WASTE PRODUCED THEREFROM OR ATTRIBUTABLE THERETO, AND ALL OTHER APPURTENANCES THEREUNTO BELONGING (THE "EQUIPMENT"); PROVIDED, HOWEVER, THE EQUIPMENT SHALL NOT INCLUDE VEHICLES, COMMUNICATIONS EQUIPMENT, TOOLS, WAREHOUSE STOCK, COMPRESSORS OR LEASED EQUIPMENT LOCATED ON THE LEASES;

ALL UTILIZATION, COMMUNITIZATION, POOLING, AND OEPRATING AGREEMENTS, AND THE UNITS CREATED THEREBY WHICH RELATE TO THE LEASES OR INTERESTS THEREIN DESCRIBED ON EXHIBIT "A" OR WHICH RELATE TO ANY UNITS OR WELLS LOCATED ON THE LEASES, INCLUDING ANY AND ALL UNITS FORMED UNDER ORDERS, REGULATIONS, RULES, AND OTHER OFFICIAL ACTS OF THE GOVERNMENT AUTHORITY HAVING JURISDICTION, TOGETHER WITH ANY RIGHT, TITLE AND INTEREST CREATED THEREBY IN THE LEASES;

ALL OF ASSIGNORS RIGHTS TO CLAIM REVENUES OR GAS RESULTING FROM ANY UNDERPRODUCTION ATTRIBUTABLE TO ASSIGNOR'S INTEREST IN THE LEASES

ALL INTEREST IN EXISTING OIL AND GAS LEASES, ASSIGNMENTS, OPERATING AGREEMENTS, PRODUCT PURCHASE AND SALE CONTRACTS, LEASES, PREMITS, RIGHTS OF WAY, LICENSES, EASEMENTS, OPTIONS, ORDERS AND ANY AND ALL OTHER AGREEMENTS OR CONTRACTS ATTRIBUTABLE TO AND AFFECTING THE INTERESTS, INCLUDING BUT NOT LIMITED TO, ANY AND ALL OBLIGATIONS TO PAY AND DELIVER ROYALTIES, OVERRIDING ROYALTIES, NON-PARTICIPATING ROYALTIES.

BLACK ROCK CAPITAL LLC
Arkansas Promissory Note and Security Agreement		Initials_____
AR/4apearson00139700006828031061710N	Wolters Kluwer Financial Services ©1996, 2010 Bankers Systems™	Page 3

D. Duties Toward Property.

(1) Protection of Secured Party's Interest. I will defend the Property against any other claim. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

I will keep books, records and accounts about the Property and my business in general. I will let you examine these and make copies at any reasonable time. I will prepare any report or accounting you request which deals with the Property.

(2) Use, Location, and Protection of the Property. I will keep the Property in my possession and in good repair. I will use it only for commercial purposes. I will not change this specified use without your prior written consent. You have the right of reasonable access to inspect the Property and I will immediately inform you of any loss or damage to the Property. I will not cause or permit waste to the Property.

At my expense, I will do all acts necessary to preserve and protect the Property. I will prepare the Property for market and, when it is ready for market, promptly notify you and follow any Instructions you may have regarding holding, shipping, storing and marketing the Property. You will be given prompt notice of any damage to the Property or to the land or any building or improvement on the land.

I will keep the Property at my address listed in the DATE AND PARTIES section unless we agree I may keep it at another location. If the Property is to be used in other states, I will give you a list of those states. The location of the Property is given to aid in the identification of the Property. It does not in any way limit the scope of the security interest granted to you. I will notify you in writing and obtain your prior written consent to any change in location of any of the Property. I will not use the Property in violation of any law. I will notify you in writing prior to any change in my address, name or, if an organization, any change in my identity or structure.

Until the Secured Debts are fully paid and this Security Agreement is terminated, I will not grant a security interest in any of the Property without your prior written consent. I will pay all taxes and assessments levied or assessed against me or the Property and provide timely proof of payment of these taxes and assessments upon request.

(3) Selling, Leasing or Encumbering the Property. I will not sell, offer to sell, lease, or otherwise transfer or encumber the Property without your prior written permission. Any disposition of the Property contrary to this Security Agreement will violate your rights. Your permission to sell the Property may be reasonably withheld without regard to the creditworthiness of any buyer or transferee. I will not permit the Property to be the subject of any court order affecting my rights to the Property in any action by anyone other than you. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, I will note your security interest on the face of the chattel paper or instruments.

(4) Additional Duties Specific to Accounts. I will not settle any Account for less than its full value without your written permission. Until you tell me otherwise, I will collect all Accounts in the ordinary course of business. I will not dispose of the Accounts by assignment without your prior written consent. I will keep the proceeds from all the Accounts and any goods which are returned to me or which I take back. I will not commingle them with any of my other property. I will deliver the Accounts to you at your request. If you ask me to pay you the full price on any returned items or items retaken by me, I will do so. I will make no material change to the terms of any Account, and I will give you any statements, reports, certificates, lists of Account Debtors (showing names, addresses and amounts owing), invoices applicable to each Account, and other data in any way pertaining to the Accounts as you may request.

E. Collection Rights Of the Secured Party.. Account Debtors means the person who is obligated on an account, chattel paper, or general intangible. I authorize you to notify my Account Debtors of your security interest and to deal with the Account Debtors' obligations at your discretion. You may enforce the obligations of an Account Debtor, exercising any of my rights with respect to the Account Debtors' obligations to make payment or otherwise render performance to me, including the enforcement of any security interest that secures such obligations. You may apply proceeds received from the Account Debtors to the Secured Debts or you may release such proceeds to me.

I specifically and irrevocably authorize you to exercise any of the following powers at my expense, without limitation, until the Secured Debts are paid in full:

(1) demand payment and enforce collection from any Account Debtor or Obligor by suit or otherwise.

(2) enforce any security interest, lien or encumbrance given to secure the payment or performance of any Account Debtor or any obligation constituting Property.

(3) file proofs of claim or similar documents in the event of bankruptcy, insolvency or death of any person obligated as an Account Debtor.

(4) compromise, release, extend, or exchange any indebtedness of an Account Debtor.

(5) take control of any proceeds of the Account Debtors' obligations and any returned or repossessed goods.

(6) endorse all payments by any Account Debtor which may come into your possession as payable to me.

(7) deal in all respects as the holder and owner of the Account Debtors' obligations.

F. Authority To Perform. I authorize you to do anything you deem reasonably necessary to protect the Property, and perfect and continue your security interest in the Property, If I fail to perform any of my duties under this Loan Agreement or any other security interest, you are authorized, without notice to me, to perform the duties or cause them to be performed.

These authorizations include, but are not limited to, permission to:

(1) pay and discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Property.

(2) pay any rents or other charges under any lease affecting the Property.

(3) order and pay for the repair, maintenance and preservation of the Property.

(4) file any financing statements on my behalf and pay for filing and recording fees pertaining to the Property.

(5) place a note on any chattel paper indicating your interest in the Property.

(6) take any action you feel necessary to realize on the Property, including performing any part of a contract or endorsing it in my name.

(7) handle any suits or other proceedings involving the Property in my name.

(8) prepare, file, and sign my name to any necessary reports or accountings.

(9) make an entry on my books and records showing the existence of this Agreement.

BLACK ROCK CAPITAL LLC
Arkansas Promissory Note and Security Agreement		Initials_____
AR/4apearson00139700006828031061710N	Wolters Kluwer Financial Services ©1996, 2010 Bankers Systems™	Page 4

(10) notify any Account Debtor of your interest in the Property and tell the Account Debtor to make payments to you or someone else you name.

If you perform for me, you will use reasonable care. If you exercise the care and follow the procedures that you generally apply to the collection of obligations owed to you, you will be deemed to be using reasonable care. Reasonable care will not include: any steps necessary to preserve rights against prior parties; the duty to send notices, perform services or take any other action in connection with the management of the Property; or the duty to protect, preserve or maintain any security interest given to others by me or other parties. Your authorization to perform for me will not create an obligation to perform and your failure to perform will not preclude you from exercising any other rights under the law or this Loan Agreement. All cash and non-cash proceeds of the Property may be applied by you only upon your actual receipt of cash proceeds against such of the Secured Debts, matured or unmatured, as you determine in your sole discretion.

If you come into actual or constructive possession of the Property, you will preserve and protect the Property. For purposes of this paragraph, you will be in actual possession of the Property only when you have physical, immediate and exclusive control over the Property and you have affirmatively accepted that control. You will be in constructive possession of the Property only when you have both the power and the intent to exercise control over the Property.

G. Name and Location. My name indicated in the DATE AND PARTIES section is my exact legal name. I am an entity organized and registered under the laws of Arkansas. I will provide verification of registration and location upon your request. I will provide you with at least 30 days notice prior to any change in my name, address, or state of organization or registration.

H. Perfection of Security Interest. I authorize you to file a financing statement covering the Property. I will comply with, facilitate, and otherwise assist you in connection with obtaining perfection or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code. I agree to pay all actual costs of terminating your security interest.

14. DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Loan Agreement to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.

15. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower. In addition, I, and any party to this Loan Agreement, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Loan Agreement.

(1) You may renew or extend payments on this Loan Agreement, regardless of the number of such renewals or extensions.

(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3) You may release, substitute or impair any Property securing this Loan Agreement.

(4) You, or any institution participating in this Loan Agreement, may invoke your right of set-off.

(5) You may enter into any sales, repurchases or participations of this Loan Agreement to any person in any amounts and I waive notice of such sales repurchases or participations.

(6) I agree that any of us signing this Loan Agreement as a Borrower is authorized to modify the terms of this Loan Agreement or any instrument securing guarantying or relating to this Loan Agreement.

B. No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Loan Agreement, shall not be construed as a waiver try you unless any such waiver is in voting and as signed by you.

C. Waiver of Claims. I waive all claims for loss or damage caused by your acts or omissions where you acted reasonably and in good faith.

16. COMMISSIONS. I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance products, and may earn such fees on other services that I buy through you or your affiliate.

17. APPLICABLE LAW. This Loan Agreement is governed by the laws of Arkansas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law.

18. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan. Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan. This Loan Agreement shall inure to the benefit of and be enforceable by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

19. AMENDMENT, INTEGRATION AND SEVERABILITY. This Loan Agreement may not be amended or modified by oral agreement. No amendment or modification of this Loan Agreement is effective unless made in writing and executed by you and me. This Loan Agreement and the other Loan Documents are the complete and final expression of the agreement. If any provision of this Loan Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable. No present or future agreement securing any other debt I owe you will secure the payment of this Loan if, with respect to this loan, you fail to fulfill any necessary requirements or limitations of Sections 19(a), 32 or 35 of Regulation Z or if, as a result, this Loan would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007.

20. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Loan Agreement.

21. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform you in writing of any change in my name, address or other application information. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

22. CREDIT INFORMATION. I agree to supply you with whatever information you reasonably request. You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

BLACK ROCK CAPITAL LLC
Arkansas Promissory Note and Security Agreement		Initials_____
AR/4apearson00139700006828031061710N	Wolters Kluwer Financial Services ©1996, 2010 Bankers Systems™	Page 5

23. ERRORS AND OMISSIONS. I agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

24. NON-BORROWER SECURITY.

THIRD PARTY AGREEMENT

In this section, I, me, or my means the party or parties signing within this Third Party Agreement and you means the Lender.

I agree to give you a security interest in the Property identified in the Security Agreement section of this Loan Agreement. I agree to the terms of this Loan Agreement, and unless I have separately guaranteed the debt described herein, I am not personally liable for payment. This means that if any Borrower defaults, my interest in the Property may be used to satisfy the Borrower's debt. I agree that you may, without releasing me or the Property from this Third Party Agreement and without notice or demand upon me, extend new credit to any Borrower, renew or change this Loan Agreement one or more times and for any term, or fail to perfect your security interest in, impair, or release any security (including guaranties) for the obligations of any Borrower.

I HAVE RECEIVED A COPY OF THIS LOAN AGREEMENT.

OWNER:

FEQ REALTY LLC

By FEQ GAS LLC, MANAGER

By	/S/ ERNEST A. BARTLETT
FEQ INVESTMENTS, INC, MANAGER, ERNEST A. BARTLETT, PRESDIENT

25. SIGNATURES. By signing, I agree to the terms contained in this Loan Agreement. I also acknowledge receipt of a copy of this Loan Agreement.

BORROWER:

BLACK ROCK CAPITAL LLC

By	/s/ ALAN BARKSDALE
ALAN BARKSDALE, MANAGER MEMBER

/s/ ERNEST A. BARTLETT
ERNEST A. BARTLETT
Individually

/s/ ALAN W BARKSDALE
ALAN W BARKSDALE
Individually

LENDER:

First State Bank

By	/s/ DAVID ESTES
DAVID ESTES, PRESIDENT/CEO

BLACK ROCK CAPITAL LLC
Arkansas Promissory Note and Security Agreement		Initials_____
AR/4apearson00139700006828031061710N	Wolters Kluwer Financial Services ©1996, 2010 Bankers Systems™	Page 6

APPENDIX: FEES AND CHARGES

As described in the ADDITIONAL CHARGES section of the attached Loan Agreement, I agree to pay, or have paid, these additional fees and charges.

Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this Loan Agreement before the scheduled maturity date.

State UCC filing-Texas. A(n) State UCC filing-Taxes fee of $30.00 payable from separate funds on or before today's date.

State UCC Filing - Arkansas. A(n) State UCC Filing - Arkansas fee of $17.50 payable from separate funds on or before today's date.

Recording - Mortgage. A(n) Recording - Mortgage fee of $70.00 payable from separate funds on or before today's date.

Recording - Deed. A(n) Recording - Deed fee of $80.00 payable from separate funds on or before today's date.

Processing fee. A(n) Processing fee fee of $300.00 payable from separate funds on or before today's date.

BLACK ROCK CAPITAL LLC
Arkansas Promissory Note and Security Agreement		Initials_____
AR/4apearson00139700006828031061710N	Wolters Kluwer Financial Services ©1996, 2010 Bankers Systems™	Page 7

EXHIBIT A

To Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment dated as of June 18, 2010 from Black Rock Capital, LLC, as Trustor and Debtor, to David R. Estes, Trustee, for and on behalf of First State Bank, as Beneficiary and Secured Party:

All of Trustor and Debtor's right, title and interest in and to the following:

ZAPATA COUNTY

Entity Name	API No.

Villarreal #1	42-505-35317 (Wellbore Only)
Villarreal #3	42-505-35476 (Wellbore Only)
Villarreal #6	42-505-36020 (Wellbore Only)

The Northeast 1099.165 acres of land out of a 2323.76 acre tract, commonly known as Las Avispas Ranch Tract, and more particularly described in two tracts of 549.89 acres each, as set out below:

Tract One:

The South or Southeast 549.89 acres of the Northeast 1069.65 acres of said 2323.76-acre tract, set aside to Ricardo Villarreal under the Last Will and Testament of Eduardo Villarreal, deceased, out of said "Las Avispas Ranch" tract lying between the Northeast lines of Tracts M and N shown on the Alfredo Barrera Map, and the Northeast line of "Las Avispas Ranch" tract; said 549.89 acres as shown above mentioned map prepared by the said Alfredo Barrera dated June 30, 1975, are described by metes and bounds as follows:

BEGINNING at a point on the S.E. boundary line of "Las Avispas Ranch: tract, which point is the Bast corner of the Tract "N" on the said Alfredo Barrera Map dated August 24, 1953, for the South corner hereof;

THENCE N. 54-40 E. 923'9;;02 feet, along the Southeast line of "Las Avispas Ranch" tract to fence corner for the Bast corner hereof;

THENCE N. 35-12 W. along N.E. line of "Las Avispas Ranch" tract, 2426.04 feet to a pipe set for the North corner hereof;

THENCE S. 54-35 W. 8976.35 feet 19 a 3/8" iron rod for a corner hereof;

THENCE S. 02-35 W. 627.7 feet to fence corner;

THENCE N. 87-30 W. 730.0 feet to fence corner;

THENCE S. 02-33 W. l000.00 feet to fence corner;

THENCE S. 75-01-42 R., 2048.1 feet to place of beginning.

Tract Two:

549.89 acre tract out of the The North Or Northwest one-half of the Northeast 1099.65 acres of said 2323.76-acre tract, set aside to Gustavo Villarreal under the Last Will and Testament of Ednardo Villarreal deceased, out of "Las Avispas Ranch" tract lying between the Northeast lines of tracts M and N as shown on the Alfredo Barrera Map, and the Northeast line of "Las Avispas Ranch" tract and described by metes and bounds as follows:

Beginning at a point on the Northwest line of said 2323.76-acre "Las Avispas Ranch" tract, which point is the North corner of Tract M of the above mentioned Alfredo Barrera Map dated August 24, 1973, for the West corer hereof;

THENCE S. 34-59 E. 1116.42 feet to a pipe; for a corner hereof;

THENCE S. 57-14 W. 1649.4 feet to a fence corner;

THENCE S. 15-05 E. 635.0 feet;

THENCE S. 03-03 W. 836.6 feet; THENCE N. 79-58 E 50.33 feet

THENCE N. 02-34 B. 879.0 feet;

THENCE S. 87-29 B. 1320.2 feet; a fence corner;

THENCE S. 02-35 W. 362.3 feet to a 3/8" iron rod;

THENCE N. 54-35 E. 8976.35 feet to a pipe set on the N.E. line of "Las Avispas Ranch" tract for the East corner hereof;

THENCE N. 35-12 W.2703.2 feet to the N.W. line of "Las Avispas Ranch" tract for the North hereof;

THENCE S. 54-40-28 W. along the N.W. line of "Las Avispas Ranch" tract, 7993.19 feet to the place of beginning.

EXHIBIT "A" CONTINUED

ZAPATA COUNTY

Entity Name	API No.

Villarreal #7	42-505-36188
Villarreal #8	42-505-36190
Villarreal #9	42-505-36191
Villarreal #10	42-505-36488
Villarreal #12	42-505-36443
Villarreal #11	42-505-36511

The Northeast 1099.165 acres of land out of a 2323.76 acre tract, commonly known as Las Avispas Ranch Tract, and more particularly described in two tracts of 549.89 acres each, as set out below:

Tract One:

The South or Southeast 549.89 acres of the Northeast 1069.65 acres of said 2323.76-acre tract, set aside to Ricardo Villarreal under the Last Will and Testament of Eduardo Villarreal, deceased, out of said "Las Avispas Ranch" tract lying between the Northeast lines of Tracts M and N shown on the Alfredo Barrera Map, and the Northeast line of "Las Avispas Ranch" tract; said 549.89 acres as shown above mentioned map prepared by the said Alfredo Barrera dated June 30, 1975, are described by metes and bounds as follows:

BEGINNING at a point on the S.E. boundary line of "Las Avispas Ranch: tract, which point is the East corner of the Tract "N" on the said Alfredo Barrera Map dated August 24, 1953, for the South corner hereof;

THENCE N. 54-40 R. 923'9;;02 feet, along the Southeast be of "Las Avispas Ranch" tract to fence corner for the East corner hereof;

THENCE N. 35-12 W. along N.E. line of "Las Avispas Ranch" tract, 2426.04 feet to a pipe set for the North corner hereof;

THENCE S. 54-35 W. 8976.35 feet t9 a 3/8" Iron rod for a corner hereof;

THENCE S. 02-35 W. 627.7 feet to fence corner;

THENCE N. 87-30 W. 730.0 feet to fence corner;

THENCE S. 02-33 W. 1000.00 feet to fence corner;

THENCE S. 75-01-42 E., 2048.1 feet to place of beginning.

Tract Two:

549.89 acre tract out of the The North Or Northwest one-half of the Northeast 1099.65 acres of said 2323.76-acre tract, set aside to Gustavo Villarreal under the Last Will and Testament of Eduardo Villarreal deceased, out of "Las Avispas Ranch" tract lying between the Northeast lines of tracts M and N as shown on the Alfredo Barrera Map, and the Northeast line of "Las Avispas Ranch" tract and described by metes and bounds as follows:

Beginning at a point on the Northwest line of said 2323.76-acre "Las Avispas Ranch" tract, which point is the North corner of Tract M of the above mentioned Alfredo Barrera Map dated August 24, 1973, for the West corer hereof;

THENCE S. 34-59 E. 1116.42 feet to a pipe; for a corner hereof;

THENCE S. 57.-14 W: 1649.4 feet to a fence corner;

THENCE S. 15-05 E. 635.0 feet;

THENCE S. 03-03 W. 836.6 feet; THENCE N. 79-58 E. 50.33 feet

THENCE N. 02-34 E. 879.0 feet;

THENCE S. 87-29 E. 1320.2 feet; a fence corner;

THENCE S. 02-35 W. 362.3 feet to a 3/8" iron rod;

THENCE N. 54-35 E. 8976.35 feet to a pipe set on the N.E. line of "Las Avispas Ranch" tract for the East corner hereof;

THENCE 35-12 W. 2703.2 feet to the N.W. line of "Las Avispas Ranch" tract for the North, hereof;

THENCE S. 54-40-28 W. along the N.W. line of "Las Avispas Ranch" tract, 7993.19 feet to the place of beginning.